TAXES PAYABLE	12 Months Ended
Dec. 31, 2016
Taxes Payable [Abstract]
TAXES PAYABLE

Note 11 — TAXES PAYABLE

Taxes payable consisted of the following:

	December 31, 2016	December 31, 2015
Income tax payable	$6,850,279	$5,337,203
Value added tax payable	195,139	114,207
Business tax payable	1,406,039	1,131,127
Other taxes payable	293,106	229,743
Total taxes payable	$8,744,563	$6,812,280

The Company has accrued tax liabilities of $8.7 million as of December 31, 2016, mostly related to its unpaid income tax and business tax, both of which are governed by the local tax authority. The Company has had unofficial discussions with the local tax authority and the management believes that it is highly possible that the Company will reach an agreement with the local tax authority to result in a settlement of tax liability lower than the amount currently accrued before the end of fiscal 2017, because the local government supports the future growth of the Company to stimulate the local economy and the Company successfully completed its IPO on December 26, 2016.

The total amount of unpaid tax liabilities was accrued based on the calculation using the current prevailing tax rates without including potential penalties, because once the settlement of tax liability is reached, management believes that there will not be any penalties associated with those unpaid taxes due, which is subjected to penalties only. However, management cannot be certain as to how much penalties would be assessed, if any. Those potential penalty liabilities are contingent upon the outcome of tax settlement and management estimates that the potential contingent loss related to penalties could be nil or as high as $3.7 million based on rates stipulated by the tax authority.